UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 24, 2006

Date of Report (Date of earliest event reported)

FNB Financial Services Corporation
(Exact name of registrant as specified in its charter)

Commission file number : 000-13086

North Carolina	56-1382275
(State of incorporation)	(I.R.S. Employer Identification No.)

1501 Highwoods Boulevard, Suite 400
Greensboro, North Carolina	27410
(Address of principal executive offices)	(Zip Code)

(336) 369-0900
(Registrant's telephone number, including area code)

This Form 8-K has 3 pages.

ITEM 8.01: Other Events

    The Board of Directors of FNB Financial Services Corporation (Nasdaq/NMS: FNBF)(“FNB”) has approved a regular cash dividend of $0.12 per share for the first quarter 2006. The dividend is payable March 31, 2006 to shareholders of record on March 17, 2006.

ITEM 9.01(c):   Exhibit

        Exhibit 99.1 Quarterly Dividend Release issued February 24, 2006

S  I  G  N  A  T  U  R  E

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB FINANCIAL SERVICES CORPORATION
(Registrant)

By: /s/ K. Dwight Willoughby

K. Dwight Willoughby
Vice President, Chief Accounting Officer
and Controller

Date:      February 28, 2006